UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2024
Cintas Corporation
(Exact name of registrant as specified in charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati,	Ohio	45262-5737
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (513) 459-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2024, the Board of Directors (the Board) of Cintas Corporation (the Company or Cintas), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, expanded the Board from ten members to eleven members and appointed Beverly K. Carmichael to the Board, effective immediately. Ms. Carmichael will hold office until the next annual meeting of the shareholders and until her successor has been elected or until her earlier resignation or removal.

Ms. Carmichael most recently served as the Executive Vice President, Chief People, Culture and Resource Officer at Red Robin Gourmet Burgers, Inc., an American chain of casual dining restaurants, from 2017 until 2019, where she led the human resources and legal teams. Previously, she was the Senior Vice President and Chief People Officer at Cracker Barrel Old Country Store, Inc., an American chain of restaurant and gift stores, from 2014 until 2017. Earlier in her career, Ms. Carmichael held various leadership positions at Ticketmaster Entertainment, LLC, Rockwell Collins, Inc. and Southwest Airlines Co. and was a practicing attorney at Manatt, Phelps & Phillips, LLP. Her Board membership experience encompasses both public and private companies, including Viad Corp (NYSE: VVI), Cotton Patch Cafe, Inc. and ezCater, Inc.

Ms. Carmichael will participate in the Company’s standard compensation arrangements for non-employee directors, as more particularly described in the Company’s 2023 proxy statement filed with the Securities and Exchange Commission.

There is no arrangement or understanding between Ms. Carmichael and any other person pursuant to which Ms. Carmichael was elected as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	January 25, 2024	By:	/s/ J. Michael Hansen
J. Michael Hansen
Executive Vice President and Chief Financial Officer